EXHIBIT 32.1

CERTIFICATION OF PERIODIC REPORT

TARA GOLD RESOURCES CORP.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

18 U.S.C. Section 1350

In connection with the transition report of Tara Gold Resources Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2010 as filed with the Securities Exchange Commission on the date hereof (the “Report”), we, Francis R. Biscan, Jr., the Principal Executive Officer of the Company, and David A. Bizzaro, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.

Date:   December 30, 2010

/s/ Francis R. Biscan Jr.

Francis R. Biscan, Jr.,

Principal Executive Officer

Date:   December 30, 2010

/s/ David A. Bizzaro

David A. Bizzaro,

Principal Financial Officer